UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2011
EXTERRAN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-8.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On March 1, 2011, Exterran Partners, L.P. (the “Partnership” or “we”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), Exterran General Partner, L.P., a Delaware limited partnership and our general partner (the “General Partner”), Exterran GP LLC, a Delaware limited liability company and the General Partner’s general partner (“GP LLC”), EXH MLP LP LLC, a Delaware limited liability company (the “Selling Unitholder”), and Exterran Holdings, Inc. (“Exterran Holdings”), a Delaware corporation and the indirect owner of the General Partner, GP LLC and the Selling Unitholder, providing for the offer and sale by the Selling Unitholder in a firm commitment underwritten offering of 5,250,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $28.65 per Common Unit ($27.47 per Common Unit, net of underwriting discounts) (the “Offering”). We will not receive any of the proceeds from the Offering. Pursuant to the Underwriting Agreement, the Selling Unitholder granted the Underwriters a 30-day option to purchase up to an additional 787,500 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Selling Unitholder. The sale of the 5,250,000 Common Units pursuant to the Underwriting Agreement is expected to close on March 4, 2011. The Common Units to be sold pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-164258) (the “Registration Statement”).
     In the Underwriting Agreement, we, the General Partner and GP LLC agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Certain of the Underwriters and their affiliates have engaged, and may in the future engage, in investment banking and other commercial dealings in the ordinary course of business with us or our affiliates for which they have received, or may in the future receive, customary fees and commissions. The Underwriters and their affiliates may currently, and may from time to time in the future, engage in transactions with and perform services for us and our affiliates in the ordinary course of business. Exterran Holdings intends to use the proceeds from the Offering to repay outstanding borrowings under its senior secured credit facility. Affiliates of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Raymond James & Associates, Inc. are lenders under Exterran Holdings’ senior secured credit facility, and accordingly will receive a portion of the net proceeds from the Offering.
Item 8.01 Other Events
     On March 1, 2011, we announced the pricing of the Common Units. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
     In connection with the Offering, we are filing the opinion of Vinson & Elkins L.L.P. as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinion of Vinson & Elkins L.L.P. is filed herewith as Exhibit 8.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 1, 2011, by and among Exterran Partners, L.P., Exterran Holdings, Inc., Exterran GP LLC, Exterran General Partner, L.P., EXH MLP LP LLC and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1)

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated March 1, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.
By:	Exterran General Partner, L.P., its
general partner

By:	Exterran GP LLC, its general partner
(Registrant)

March 3, 2011	By:	/s/ Michael J. Aaronson
Michael J. Aaronson
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 1, 2011, by and among Exterran Partners, L.P., Exterran Holdings, Inc., Exterran GP LLC, Exterran General Partner, L.P., EXH MLP LP LLC and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1)

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated March 1, 2011